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                                                                  Exhibit 10.105

                 SECOND AMENDMENT TO MULTIFAMILY DEED OF TRUST,
                     ASSIGNMENT OF RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

                                  (CALIFORNIA)

     THIS SECOND AMENDMENT TO MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment") is made as of the 19th day of February, 2002 and effective as between the parties hereto as of January 1, 2002, by and between RETIREMENT INNS III, LLC, a Delaware limited liability company ("Borrower"), and RED MORTGAGE CAPITAL, INC., an Ohio corporation, formerly known as Provident Mortgage Capital, Inc., successor-in-interest to Banc One Capital Funding Corporation ("Lender").

     WHEREAS, Lender has previously made a loan to Borrower in the original principal sum of Eight Million Two Hundred Nine Thousand Nine Hundred Dollars ($8,209,900) pursuant to the terms of that certain Multifamily Note dated as of June 27, 1999 by the Borrower to the order of Lender (the "Original Note"), as amended by that certain First Amendment to Multifamily Note dated as of December 28, 2000 between Borrower and Lender (the "First Amendment to Note" together with the Original Note, the "Existing Note"), and is secured by a first mortgage lien on the real property described on Exhibit A attached hereto pursuant to that certain Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of June 27, 1999 by Borrower for the benefit of Lender (the "Original Deed of Trust") and recorded among the Land Records of Ventura County on June 28, 1999 as Instrument No. 99-122405, as amended by that certain Amendment to Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of August 31, 1999 between Borrower and Lender (the "First Amendment to Deed of Trust"), recorded among the Land Records on September 10, 1999 as Instrument No. 99-173435, as affected by that certain Confirmatory Assignment of Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of December 12, 2000, effective as of October 2, 2000, by Banc One Capital Funding Corporation, an Ohio corporation to Provident Mortgage Capital, Inc., now known as Red Mortgage Capital, Inc. (the "Confirmatory Assignment", and together with the Original Deed of Trust and the First Amendment to Deed of Trust, the "Existing Deed of Trust"), recorded among the Land Records on January 31, 2001 as Instrument No. 2001-0018605-00; and

     WHEREAS, the Borrower has requested and the Lender has agreed pursuant to the terms and conditions of that certain Master Modification Agreement dated as of the date hereof by and among Borrower, Lender and ARV Assisted Living, Inc., a Delaware corporation ("Modification Agreement"), to (i) increase the principal sum of the Loan to $11,980,000) (the "Increase"), (ii) extend the Maturity Date (as such term is defined in the Existing Note) of the Loan to July 1, 2003 (the "Extension"), and (iii) change the interest rate of the Loan to 8.50% (the "Rate Change"); and

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     WHEREAS, the Borrower and the Lender have agreed to enter into this
Amendment in accordance with the terms and conditions of the Modification Agreement.

     NOW, THEREFORE, for and in consideration of the premises, the mutual entry of the Modification Agreement and this Amendment, the Extension, the Increase, the Rate Change, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each party hereto, the parties hereby agree as follows::

     Section 1. Amendment to Existing Deed of Trust. Paragraph 3 of the Existing Deed of Trust is hereby amended to change the amount of "Indebtedness" (as defined therein) secured thereby from $8,209,900 to $11,980,000.

     Section 2. Ratification. Except as may be amended or modified hereby, the terms of the Existing Deed of Trust are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect.

     Section 3. Amendments. This Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

     Section 4. Waiver. The Lender shall not be deemed to have waived the exercise of any right which it holds under the Original Loan Documents (as such term is defined in the Modification Agreement) unless such waiver is made expressly and in writing (and no delay or omission by the Lender in exercising any such right shall be deemed a waiver of its future exercise). No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right. Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by the Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by the Lender of any of its rights and remedies under any of the provisions of the Original Loan Documents executed in connection with the Loan, and this Assignment is made and accepted without prejudice to any of such rights and remedies.

     Section 5. Governing Law. This Agreement shall be given effect and construed by application of the law of the State of California.

     Section 6. Headings. The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

     Section 7. References. As used herein, all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders and (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well.

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     Section 8. Severability. No determination by any court, governmental body or otherwise that any provision of this Amendment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such provision or (ii) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

     Section 9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest in the Original Loan Documents without the prior written consent of the Lender.

     Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

     Section 11. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER EACH (i) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AMENDMENT, THE NOTE, ANY OTHER ORIGINAL LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, AS LENDER AND BORROWER, THAT IS TRIABLE OF RIGHT BY A JURY AND (ii) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

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     IN WITNESS WHEREOF, the undersigned parties have signed and delivered this instrument or have caused this instrument to be signed and delivered by its duly authorized representative.

                                       BORROWER:

                                       RETIREMENT INNS III, LLC,
                                       a Delaware limited liability company


                                       By: /s/ Abdo H. Khoury
                                          --------------------------------------
                                       Name:   Abdo H. Khoury
                                       Title:  Manager


                                       LENDER:

                                       RED MORTGAGE CAPITAL, INC.,
                                       an Ohio Corporation, formerly known as
                                       Provident Mortgage Capital, Inc.,
                                       successor-in-interest to Banc One Capital
                                       Funding Corporation

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

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